Exhibit 10.46(b)

SCHEDULE OF PURCHASERS

Subscribed Units Purchased by the Subscriber Pursuant to the Subscription Agreement
dated August 15, 2008

Subscriber	Number of Series B Incentive Units	Capital Contribution for Series B Incentive Units	Number of Series B Performance Units	Capital Contribution for Series B Performance Units
Hinckley, Charles	4,979.00	497.90	2,208.00	220.80
Charles C. Hinckley 2006 Trust	28,486.00	2,848.60	14,539.00	1,453.90
Ellen Ann Hinckley 2006 Trust	1,038.00	103.80	512.00	51.20
Hinckley Family 2006 Trust	1,038.00	103.80	512.00	51.20
Dyment, Neil	3,805.00	380.50	1,436.00	143.60
Fricchione, Robert	2,333.00	233.30	1,167.00	116.70
Goldstein, Barry	500.00	50.00	500.00	50.00
Grisaru, Elizabeth	2,100.00	210.00	1,050.00	105.00
Mann, C. Kay	10,000.00	1,000.00	5,000.00	500.00
Quirke, John	23,991.00	2,399.10	10,663.00	1,066.30
The Quirke Downes Trust	1,050.00	105.00	646.00	64.60
The Quirke Family Trust	10,500.00	1,050.00	6,462.00	646.20
Swank, Thomas	22,141.00	2,214.10	11,390.00	1,139.00
Wood, Jeffrey	5,148.00	514.80	2,740.00	274.00